IMPAIRMENT OF LONG-LIVED ASSETS	12 Months Ended
Dec. 31, 2017
IMPAIRMENT OF LONG-LIVED ASSETS
IMPAIRMENT OF LONG-LIVED ASSETS

NOTE 8    IMPAIRMENT OF LONG-LIVED ASSETS

	Years Ended December 31,
	2017	2016	2015
North America	$—	$1	$—
South America	4	1,002	44
Australia	6	—	—
Africa	—	—	6
Corporate and Other	4	—	6
	$14	$1,003	$56

Impairment of long-lived assets totaled $14,  $1,003 and $56 in 2017,  2016 and 2015, respectively. The 2017 impairments related to assets in South America, Australia and Corporate.

The 2016 impairments were primarily related to Yanacocha, reported in the South America segment. The Company determined that an impairment indicator existed as the Company completed a comprehensive study of the Yanacocha long-term mining and closure plans as part of the requirement to submit an updated closure plan to Peruvian regulators every five years. As a result of the impairment indicator, a recoverability test was performed and the Company concluded the Property, plant and mine development, net at Yanacocha was impaired. The Company measured the impairment by comparing the total fair value of existing operations using the income approach and the fair value of exploration potential using the income and market approach to the carrying value of the corresponding assets. Refer to Note 17, Fair Value Accounting, for detail of the assumptions used in the determination of the fair value of the long-lived assets tested for impairment. As a result, a non-cash impairment charge of $1,003 was recorded during the fourth quarter of 2016. For further information regarding management’s assessment of the Yanacocha closure plan, see Note 7.

The 2015 impairments were primarily related to assets in South America, non-essential equipment unrelated to operations at Corporate and Other and an intangible asset in Africa.